Exhibit 10.20

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT 2

To the

Authorized Reseller Agreement

This amendment 2 (“Amendment”) to the Authorized Reseller Agreement is entered into on May 6, 2020 by and between Outset Medical, Inc., hereinafter “Outset Medical” and SDV Office System, LLC, dba SDV Medical, hereinafter “Reseller”, collectively together the “Parties”.

WHEREAS, Outset Medical and Reseller executed an Authorized Reseller Agreement October 14, 2019, (“Agreement”).

WHEREAS, Outset Medical and Reseller desire to amend the terms of the Agreement.

NOW THEREFORE, in consideration of the Parties agreeing to amend the obligations of the existing Agreement, the Parties agree to amend the Agreement as follows.

1.	On Exhibit A the following is added/amended:

Treatment Package w/ Fluids PN 1000480 [***]

Treatment Package w/out Fluids [***]

Reseller will clearly annotate on submitted purchase orders to Outset Medical the selected Treatment Package to be shipped.

2.	No Other Changes. Expect as other expressly provided for in this Amendment, all the terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEROF, the parties have executed this Amendment on the 6th day of May 2020.

ACCEPTED BY RESELLER:	BY OUTSET MEDICAL, INC.:

SDV Medical
(Reseller)

/s/ Dan Whisnant	/s/ Jamie Lewis
(SIGNATURE OF AUTHORIZED PERSON)	(SIGNATURE OF AUTHORIZED PERSON)

Dan Whisnant	Jamie Lewis
(TYPED OR PRINTED NAME)	(TYPED OR PRINTED NAME)

President	SVP, Sales and Customer Experience
(TITLE)	(TITLE)

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